Exhibit 99.2
Supplemental Operating and Financial Data
December 31, 2005
6745 Engle Road, Suite 300
Middleburg Heights, Ohio 44130
Tel: (440) 234-0700
Fax: (440) 234-8776

Forward-Looking Statements
This presentation contains certain statements that may be considered to be “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. The Company believes that its expectations stated in this presentation are based on reasonable assumptions; however, these statements are subject to certain risks and uncertainties such as national, local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks, increasing interest rates and operating costs; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; acquisition and development risks; changes in real estate and zoning laws or regulations; risks related to natural disasters; potential environmental and other liabilities; and other factors affecting the real estate industry generally or the self-storage industry in particular. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K and its reports on Forms 10-Q and 8-K, which discuss these and other risks and factors that could cause the Company’s actual results to differ materially from any forward-looking statements. These factors could cause results, developments and business decisions to differ materially from historical results or from any results expressed or implied by such forward-looking statements.

About the Company
U-Store-It Trust is a self-administered and self-managed real estate investment trust focused on the ownership, operation, acquisition and development of self-storage facilities in the United States. The Company’s self-storage facilities are designed to offer affordable, easily accessible and secure storage space for residential and commercial customers. As of December 31, 2005, U-Store-It owned 339 properties in 26 states, aggregating approximately 20.8 million rentable square feet.
Executive Officers and Board of Trustees

Name	Position
Robert J. Amsdell	Chairman of the Board of Trustees and Chief Executive Officer
Steven G. Osgood	President and Chief Financial Officer
Todd C. Amsdell	Chief Operating Officer
Kathleen A. Weigand	Executive Vice President, General Counsel and Secretary
Tedd D. Towsley	Vice President and Treasurer
Barry L. Amsdell	Trustee
Thomas A. Commes	Trustee
John C. Dannemiller	Trustee
William M. Diefenderfer III	Trustee
Harold S. Haller	Trustee
David J. LaRue	Trustee

Research Coverage
Analyst Contact Information (1):
Michael Knott
Green Street Advisors
(949) 640-8780
David Harris / David Toti
Lehman Brothers
(212) 526-1790 / (212) 526-2002
Jonathan Litt / Jordan Sadler
Citigroup
(212) 816-0231 / (212) 816-0438
Jeffrey J. Donnelly/ Eric Rothman
Wachovia Securities
(617) 603-4262 / (617) 603-4263
John L. Sheehan / Mark Hoffmeister
A.G. Edwards & Sons
(314) 955-5834
Rick T. Murray / Paul D. Puryear
Raymond James & Associates
(727) 567-2561 / (727) 567-2253
Ross T. Nussbaum
Banc of America Securities LLC
(212) 847-5668
Rod Petrik / Tamara J. Fique
Stifel, Nicolaus & Company
(410) 454-4131 / (410) 454-5873
Paul Adornato
Harris Nesbitt
(212) 885-4170
(1)	The above information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts’ reports are subject to change without notice.

Common Stock Data
U-Store-It Trust common stock is traded on the New York Stock Exchange under the ticker symbol: YSI. Below is a summary of YSI common stock performance and dividends over the last four quarters (based on New York Stock Exchange closing price):

	Q4 2005	Q3 2005	Q2 2005	Q1 2005

High Price	$21.93	$22.13	$19.99	$17.58
Low Price	$19.04	$18.82	$16.64	$15.90
Quarter-End Closing Price	$21.05	$20.27	$19.05	$17.40

Regular Dividends per share — annualized	$1.16	$1.12	$1.12	$1.12

Annualized Regular Dividend Yield — on
Quarter-End Closing Price	5.5%	5.5%	5.9%	6.4%

(in thousands)
Total Common Shares at Quarter-End	57,010	37,345	37,345	37,345
Total OP Units at Quarter-End	5,199	5,199	1,524	1,524

Total Combined Units at Quarter-End	62,209	42,544	38,869	38,869

Market Value of Common Equity at Quarter-End	$1,309,499	$862,367	$740,454	$676,321

Condensed Consolidated and Combined Balance Sheets
(unaudited)

	December 31,	December 31,
	2005	2004

(Dollars in thousands, except par value amounts)
ASSETS
Storage facilities—net	$1,246,295	$729,155
Cash and cash equivalents	201,098	28,485
Restricted cash	14,672	7,211
Loan procurement costs—net of amortization	10,437	7,624
Other assets	8,986	3,399

TOTAL ASSETS	$1,481,488	$775,874

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loans payable	$669,282	$380,496
Capital lease obligations	56	156
Accounts payable and accrued expenses	18,872	10,958
Distributions payable	16,624	7,532
Rents received in advance	8,857	5,835
Security deposits	685	455

Total Liabilities	714,376	405,432

MINORITY INTEREST	64,108	11,062

SHAREHOLDERS’ EQUITY

Common shares, $.01 par value, 200,000,000 shares authorized, 57,010,162 in 2005 and 37,345,162 in 2004 issued and outstanding	570	373
Additional paid in capital	795,244	396,662
Accumulated deficit	(91,253)	(37,430)
Unearned share grant compensation	(1,557)	(225)

Total shareholders’ equity	703,004	359,380

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,481,488	$775,874

Condensed Consolidated and Combined Statements of Operations
(unaudited)

		The Company/		The Company/
		The Predecessor		The Predecessor
	The Company	Combined	The Company	Combined
	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands except per share amounts)	2005	2004	2005	2004

REVENUES:
Rental income	$40,482	$25,916	$138,120	$86,945
Other property related income	2,837	1,680	10,001	4,663

Total revenues	43,319	27,596	148,121	91,608

OPERATING EXPENSES:

Property operating expenses	17,523	12,102	54,995	35,666
Depreciation	12,316	7,019	39,949	22,328
General and administrative	8,582	4,254	18,522	4,254
Management fees—related party	—	264	—	3,689

Total operating expenses	38,421	23,639	113,466	65,937

OPERATING INCOME	4,898	3,957	34,655	25,671

OTHER EXPENSE:

Interest expense	(9,715)	(6,775)	(32,370)	(23,813)
Loan procurement amortization expense	(457)	(814)	(1,785)	(5,967)
Early extinguishment of debt	(93)	(7,012)	(93)	(7,012)
Cost incurred to acquire management company—related party	—	(22,152)	—	(22,152)
Other	2,295	(39)	2,358	28

Total other expense	(7,970)	(36,792)	31,890	(58,916)
INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS	(3,072)	(32,835)	2,765	(33,245)

DISCONTINUED OPERATIONS	211	—	211	—

NET INCOME BEFORE MINORITY INTEREST	(2,861)	(32,835)	2,976	(33,245)

MINORITY INTEREST	152	898	(199)	898

NET INCOME (LOSS)	$(2,709)	$(31,937)	$2,777	$(32,347)

Basic income per share	$(0.05)		$0.07
Diluted income per share	$(0.05)		$0.07
Weighted-average basic common shares outstanding	55,882		42,120

Weighted-average diluted shares outstanding	55,882		42,203

Distributions declared per share of common stock	$0.29		$1.13

Condensed Consolidated and Combined Statements of Cash Flows
(unaudited)

		The Company/
		The Predecessor
	The Company	Combined
	Year Ended	Year Ended
(Dollars in thousands)	December 31, 2005	December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,777	$(32,347)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	41,902	28,295

Early extinguishment of debt	93	7,012
Equity compensation expense	2,244	2,546
Accretion of fair market value of debt	(378)	—
Minority interest in net income of subsidiaries	199	(898)
Costs incurred to acquire management company —related party	—	22,152
Gain on sale of storage facilities	(179)	—
Changes in other operating accounts:
Other assets	(3,187)	3,139
Accounts payable and accrued expenses	5,421	3,686
Other liabilities	(42)	1,353

Net cash provided by operating activities	48,850	34,938
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, additions and improvements to storage facilities	(394,649)	(227,841)
Net proceeds from sale of storage facilities	6,203	—
Acquisition of management company, net	—	(3,492)
Insurance settlements	500	583
Increase in restricted cash	(4,748)	(3,439)

Net cash used in investing activities	(392,694)	(234,189)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common shares	378,747	424,989
Proceeds from:
Loans payable	232,457	694,500
Notes payable—related parties	—	3,961
Principal payments on:
Loans payable	(43,075)	(585,574)
Notes payable—related parties	—	(3,961)
Capital lease obligations	(100)	(218)
Shareholder distributions	(44,532)	—
Minority interest distributions	(2,349)	—
Cash distributions to owners	—	(18,297)
Loan procurement costs	(4,691)	(17,236)
Pre-payment penalty on debt extinguishment	—	(887)

Condensed Consolidated and Combined Statements of Cash Flows (Continued)
(unaudited)

		The Company/
		The Predecessor
	The Company	Combined
	Year Ended	Year Ended
(Dollars in thousands)	December 31, 2005	December 31, 2004

Cash contributions from owners	—	108
Loan made to owners	—	(277,152)

Net cash provided by financing activities	516,457	220,233

NET INCREASE IN CASH	172,613	20,982
CASH—Beginning of period	28,485	7,503

CASH—End of period	$201,098	$28,485

Supplemental disclosure of non-cash investing and financing activities:
Contribution of facilities from prior owners for operating partnership units:
Investment in real estate	$—	$10,762
Mortgage loans	—	(10,365)
Other, net	—	139

Net assets acquired	—	536

Acquisition of management company from prior owners:
Assets acquired (excluding cash of $730)	—	659
Liabilities assumed	—	(536)

Net assets acquired	—	123

Acquisition of facilities:
Issuance of OP units	(68,594)	—
Mortgage loans	(99,782)	—
Other, net	(1,660)	(4,526)

Acquisition of partnership interests:
Investment in real estate	—	128,672
Contribution related to step-up in basis	—	(128,672)

Net assets acquired	—	—

Reclassification of owners’ deficit to additional paid in capital	—	37,961
Record minority interest for limited partnership units in the operating partnership by reclassifying from additional paid in capital	—	11,960
Items capitalized for funds yet to be disbursed	—	(427)
Accrual for distributions	16,624	7,532
Grant of restricted share units and restricted shares to management executives and trustees	3,148	2,675

Funds From Operations (1)

		The Company /		The Company /
		The Predecessor		The Predecessor
	The Company	Combined	The Company	Combined
	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2005	2004	2005	2004
Net income (loss)	$(2,709)	$(31,937)	$2,777	$(32,347)

Plus:
Depreciation	12,316	7,019	39,949	22,328
Minority interest	(152)	(898)	199	(898)
Depreciation included in discontinued operations	168	—	168	—
Loss on sale of storage facilities	—	—	—	—
Less:
Gain on sale of storage facilities	(179)	—	(179)	—

FFO — Operating Partnership	$9,444	$(25,816)	$42,914	$(10,917)

FFO — Allocable to minority interest	$853	$(733)	$2,864

FFO — Attributable to common shareholders	$8,591		$40,050

Weighted-average diluted shares outstanding	56,033		42,203

Funds from operations per share	$0.15		$0.95

Reconciliation of Dilutive Income per Share to Funds from Operations per share:

Dilutive income per share	$(0.05)		$0.07

Adjustments:
Depreciation	0.22		0.95
Funds attributable to minority shareholders	(0.02)		(0.07)

Funds from operations per share	$0.15		$0.95
(1)	Funds from operations, which we refer to as “FFO,” is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of National Association of Real Estate Investment Trusts (“NAREIT”), which we refer to as the “White Paper.” The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures, if any, are calculated to reflect FFO on the same basis.

Management uses FFO as a key performance indicator evaluating the operations of our facilities. Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to management and investors as a starting point in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of its financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of its liquidity, and is not indicative of funds available to fund its cash needs, including its ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the White Paper definition or that interpret the White Paper definition differently than the Company does.

Selected Same-Store Operating Data
(unaudited)

	Three Months Ended			Year Ended
	December 31,			December 31,
			Percent			Percent
(Dollars in thousands)	2005	2004	Change	2005	2004	Change
Same-store revenues	$22,678	$21,977	3.2%	$89,403	$85,627	4.4%
Same-store property operating expenses	$7,917	$9,319	(15.0)%	$30,710	$32,754	(6.2)%

Non same-store revenues	$20,641	$5,619		$58,718	$5,981
Non same-store property operating expenses	$9,606	$2,783		$24,285	$2,912

Total revenues	$43,319	$27,596		$148,121	$91,608
Total property operating expenses	$17,523	$12,102		$54,995	$35,666

Number of facilities included in same-store analysis	153			153

General & Administrative Expense Breakdown
(unaudited)

($ in thousands)	Quarter Ended				Year Ended	2005	Actual 2005	2006	2006 Budget vs
	3/31/2005	6/30/2005	9/30/2005	12/31/2005	12/31/2005	Guidance	vs Guidance	Budget	Actual 2005

Payroll and Outside Service	$1,581.8	$1,139.6	$1,744.8	$1,596.3	$6,062.5	$5,771.0	$291.5	$7,500.0	$1,437.5
Bonus	(303.9)	108.8	87.4	2,582.7	2,475.0	500.0	1,975.0	1,675.0	(800.0)
Restricted Share Expense	215.0	197.5	197.5	1,635.5	2,245.5	650.0	1,595.5	1,000.0	(1,245.5)
Sarbanes Oxley Compliance Fees	65.3	366.9	298.4	395.2	1,125.8	1,000.0	125.8	900.0	(225.8)
Audit Fees	485.3	(0.8)	33.6	371.9	890.0	400.0	490.0	700.0	(190.0)
Legal Fees	208.5	239.6	84.5	340.1	872.7	500.0	372.7	500.0	(372.7)
Professional Fees	84.7	190.2	98.8	177.6	551.3	100.0	451.3	300.0	(251.3)
Other	689.2	986.6	1,140.3	1,483.1	4,299.2	4,079.0	220.2	4,400.0	100.8

Total General & Administrative	$3,025.9	$3,228.4	$3,685.3	$8,582.4	$18,522.0	$13,000.0	$5,522.0	$16,975.0	$1,547.0

Capitalization

(Dollars, shares and units in thousands)	December 31, 2005
Notes and Mortgages Payable:
8.16% loans due November 2006	$65,090
7.13% loans due December 2006	39,132
5.085% loans due November 2009	89,870
5.19% loans due May 2010	89,872
5.325% loans due January 2011	89,875
5.13% loans due August 2012	80,000
4.96% loans due September 2012	80,000
5.97% loans due November 2015	72,352
Other fixed rate mortgage loans payable with maturity dates ranging from November 2007 through January 2014 at effective interest rates ranging from 5.00% to 5.97%	59,588
Other Notes	162

665,941

Fair market value adjustment on loans, net	3,341
Lines of Credit	—

Total Debt	$669,282

	Shares & Units
	Outstanding	Market Value (1)
Common Stock	57,010	$1,200,061
OP Units	5,199	109,438

Total Common Equity	62,209	$1,309,499

Total Market Capitalization		$1,978,781

(1)	Value based on the U-Store-It’s closing price of $21.05 on December 31, 2005.

Properties by State (1)

			Total	% of Total
	Number of	Number of	Rentable	Rentable
State	Facilities	Units	Square Feet	Square Feet	Occupancy (2)
Florida	52	34,506	3,759,740	18.0%	87.9%
California	43	22,430	2,567,399	12.2%	77.5%
Ohio	30	13,232	1,709,650	8.2%	80.0%
Texas	28	12,610	1,593,438	7.7%	76.2%
Illinois	27	14,157	1,616,430	7.8%	76.4%
Arizona	21	10,086	1,079,820	5.2%	87.1%
Tennessee	18	8,665	1,096,615	5.3%	82.3%
Connecticut	17	7,373	873,860	4.2%	75.7%
New Jersey	14	9,697	940,657	4.5%	79.7%
Colorado	12	5,753	646,415	3.1%	78.8%
New Mexico	10	3,788	407,459	2.0%	90.4%
Indiana	9	5,419	606,599	2.9%	72.4%
North Carolina	8	4,743	555,779	2.7%	87.1%
Louisiana	6	2,329	334,324	1.6%	97.1%
Mississippi	6	2,478	318,130	1.5%	83.9%
New York	6	3,195	335,300	1.6%	80.7%
Georgia	5	3,635	431,387	2.1%	76.4%
Maryland	5	4,097	505,808	2.4%	79.3%
Utah	5	2,376	244,948	1.2%	84.5%
Michigan	4	1,787	272,911	1.3%	80.1%
Alabama	3	1,655	234,631	1.1%	82.7%
South Carolina	3	1,281	214,113	1.0%	74.2%
Massachusetts	2	1,134	115,541	0.6%	71.2%
Pennsylvania	2	1,585	177,411	0.9%	83.8%
Virginia	2	1,091	131,368	0.6%	71.6%
Wisconsin	1	489	58,713	0.3%	70.9%

Total	339	179,591	20,828,446	100.0%	81.2%

(1)	Includes properties owned as of December 31, 2005.

(2)	Represents total occupied square feet divided by total rentable square feet, as of December 31, 2005.

Properties by Region
Same-Store

						Q4 2005			Q4 2004
				Total	% of Total		Average	Average	Average
		Number of	Number	Rentable	Rentable	Net Rent per	Physical	Economic	Physical
Region	States Included	Facilities	of Units	Square Feet	Square Feet	Square Foot	Occupancy	Occupancy	Occupancy

	MA, CT, NY, NJ, PA,
Eastern	MD, NC, SC, GA	44	27,642	3,189,024	32.6%	$12.33	79.6%	68.9%	82.3%
Midwest	OH, TN	22	10,231	1,260,938	12.9%	9.19	85.0%	71.4%	85.8%
Central	MI, IL	5	2,511	359,611	3.7%	8.29	82.7%	69.4%	80.7%
Southern	FL, AL, MS, LA	53	29,515	3,371,113	34.5%	10.64	90.9%	83.8%	86.6%
Western	CA, AZ	29	13,657	1,595,257	16.3%	11.11	81.9%	74.0%	84.5%

Total		153	83,556	9,775,943	100.0%	$10.96	84.7%	73.4%	84.5%

Total Portfolio

						Q4 2005
				Total	% of Total		Average	Average
		Number of	Number of	Rentable	Rentable	Net Rent per	Physical	Economic
Region	States Included	Facilities	Units	Square Feet	Square Feet	Square Foot	Occupancy	Occupancy

	MA, CT, NY, NJ, PA,
Eastern	MD, NC, SC, GA, VA	64	37,831	4,281,224	20.6%	$12.65	80.0%	66.4%
Midwest	OH, TN	48	21,897	2,806,265	13.5%	10.28	79.4%	69.5%
Central	MI, IL, IN, WI	41	21,852	2,554,653	12.3%	10.88	76.6%	70.8%
Southern	FL, AL, MS, LA	67	40,968	4,646,825	22.3%	10.78	87.3%	80.6%
	CA, AZ, TX, CO, NM,
Western	UT	119	57,043	6,539,479	31.3%	9.01	81.5%	69.7%

Total		339	179,591	20,828,446	100.0%	$10.28	81.6%	71.3%

Acquisitions Since IPO (Through February 28, 2005)

					Total
		Total		Dec. 31	Number	Number of Facilities
	Acquisition	Rentable	Number	2005	of	Top Targeted Markets								Other	Purchase	Price
Facility/Portfolio	Closing Date	Square Feet	of Units	Occupancy (1)	Facilities	CA	TX	IL	AZ	CO	OH	FL	NY Metro (10)	States	Price ('000s)	PSF

Metro Storage Portfolio	October 2004	2,600,958	22,901	75.8%	42	—	—	24	—	—	4	4	—	10	$184,000	$71
National Self-Storage Portfolio (2)	July 2005	3,742,582	32,939	81.5%	70	11	15	—	16	5	—	—	—	23	212,000	57
Liberty Self-Stor Portfolio (3)	April 2005	724,836	5,554	78.1%	14	—	—	—	—	—	11	—	3	—	27,200	38
Sure Save Portfolio	February 2006	1,816,754	16,761	76.1%	24	15	1	—	5	—	—	—	—	3	164,500	91
Individual Facility and Small Portfolio Acquisitions:
California, MD	November 2004	67,528	722	82.9%	1	—	—	—	—	—	—	—	—	1	5,700	84
Bradenton II, FL	November 2004	88,103	904	84.6%	1	—	—	—	—	—	—	1	—	—	7,450	85
West Palm Beach II, FL	November 2004	93,915	913	95.7%	1	—	—	—	—	—	—	1	—	—	10,750	114
Dania Beach, FL	November 2004	264,375	1,928	84.5%	1	—	—	—	—	—	—	1	—	—	13,900	53
Gaithersburg, MD	January 2005	87,170	798	67.8%	1	—	—	—	—	—	—	—	—	1	11,800	135
Ford Storage Portfolio	March 2005	257,656	1,642	81.9%	5	—	—	—	—	—	—	—	5	—	15,500	60
A-1 Self Storage Portfolio (4)	March/May 2005	231,457	2,256	82.4%	4	—	—	—	—	—	—	—	5	—	28,100	121
Frisco I, TX	April 2005	51,079	447	78.0%	1	—	1	—	—	—	—	—	—	—	5,700	112
Frisco II, TX	April 2005	71,539	514	82.4%	1	—	1	—	—	—	—	—	—	—	4,200	59
Ocoee, FL	April 2005	76,258	665	93.9%	1	—	—	—	—	—	—	1	—	—	4,950	65
Winthrop, NJ	May 2005	48,864	405	89.1%	1	—	—	—	—	—	—	—	—	—	6,415	131
Extra Closet Facilities	May 2005	99,178	750	78.6%	2	—	—	2	—	—	—	—	—	—	6,800	69
Tempe, AZ	July 2005	53,525	408	84.5%	1	—	—	—	1	—	—	—	—	—	2,900	54
Clifton, NJ	July 2005	105,625	1,014	78.9%	1	—	—	—	—	—	—	—	1	—	16,800	159
Elizabeth, NJ	August 2005	40,202	686	54.3%	1	—	—	—	—	—	—	—	1	—	5,300	132
Hoboken, NJ	August 2005	34,681	750	86.7%	1	—	—	—	—	—	—	—	1	—	2,900	84
Colorado Portfolio	September 2005	321,734	2,931	82.6%	7	—	—	—	—	7	—	—	—	—	19,600	61
Miami VI, FL (5)	September 2005	152,075	1,504	76.8%	1	—	—	—	—	—	—	1	—	—	17,700	116
Pensacola, FL	September 2005	79,455	701	97.0%	1	—	—	—	—	—	—	1	—	—	7,900	99
Texas Portfolio (6)	Sept. 2005/Nov. 2005	302,889	2,566	57.5%	5	—	5	—	—	—	—	—	—	—	21,000	69
Dallas, TX Portfolio (7)	Oct. 2005/Jan. 2006	455,380	3,589	85.3%	8	—	8	—	—	—	—	—	—	—	29,400	65
Jacksonville, FL	November 2005	79,366	761	14.9%	1	—	—	—	—	—	—	1	—	—	7,200	91
California Portfolio	December 2005	447,905	4,101	73.4%	6	6	—	—	—	—	—	—	—	—	57,000	127
Fredericksburg, VA	December 2005	131,368	1,091	71.6%	2	—	—	—	—	—	—	—	—	2	13,300	101
Nashville, TN Portfolio (8)	Dec. 2005/Jan. 2006	472,927	3,239	74.5%	5	—	—	—	—	—	—	—	—	5	27,850	59
U-Stor Self-Storage Portfolio (9)	February 2006	172,900	1,259	78.5%	3	—	—	—	—	3	—	—	—	—	10,900	63
Option Facilities:
San Bernardino VII, CA	January 2005	83,756	636	73.5%	1	1	—	—	—	—	—	—	—	—	7,300	87
Orlando II, FL	March 2005	92,944	788	87.2%	1	—	—	—	—	—	—	1	—	—	6,800	73
Boynton Beach II, FL	March 2005	62,276	609	91.0%	1	—	—	—	—	—	—	1	—	—	5,000	80

Total Completed Acquisitions		13,411,260	116,732	78.2%	216	33	31	26	22	15	15	13	17	45	$967,815	$72

(1)	Represents occupied square feet divided by total rentable square feet, as of December 31, 2005.

(2)	Two of the initial 71 facilities purchased were consolidated into one facility.

(3)	Information excludes the four facilities that were subsequently sold.

(4)	The acquisition of four of the facilities from A-1 Self Storage was completed in March 2005, and the final facility was acquired in May 2005.Two of initial five purchased facilities have been consolidated into one facility.

(5)	This facility represents a consolidation of two facilities.

(6)	The acquisition of four of the facilities was completed in September 2005, and the acquisition of one facility was completed in November 2005. The acquisition of four additional facilities is expected to close on March 1, 2005 and the acquisition of the final three facilities is expected to close within the first half of 2006.

(7)	The acquisition of six of the facilities was completed in October 2005. The acquisition of the final two facilities was completed in January 2006.

(8)	The acquisition of three of the facilities was completed in December 2005. The acquisition of the final two facilities was completed in January 2006.

(9)	The acquisition of the final facility is expected to be completed within the first half of 2006.

(10)	New York Metro region includes facilities in New York, New Jersey and Connecticut.

Rising Tide Development (at December 31, 2005)

				Cost Basis /	Rising Tide
		Rentable		Purchase Price	Acquisition Date /
Option Facility Location	Units	Square Feet	Occupancy (1)	to Rising Tide	Opening Date (2)

Facilities in Service:
Tampa III, FL	812	83,788	74.2%	$5,489,759	3/2003
Medford, MA	670	59,155	65.2%	5,853,653	5/2003
Escondido, CA	609	143,465	66.6%	10,732,601	10/2003
Jacksonville I, FL	728	65,429	81.4%	4,849,520	10/2003
Jacksonville II, FL	766	82,196	63.5%	5,755,024	3/2004
Jacksonville III, FL	719	70,000	81.0%	5,201,808	10/2004
Royal Palm Beach II, FL	813	81,510	66.3%	7,964,472	11/2004
Fort Lauderdale II, FL	652	65,510	66.0%	7,562,276	11/2004
Kendall, FL	722	73,785	68.1%	7,871,582	11/2004
Strongsville, OH	446	46,194	43.5%	1,278,137	1/2005
Temecula III, CA	737	84,290	24.8%	5,443,757	4/2005
Riverside IV, CA	479	74,440	22.0%	4,120,000	5/2005
Suwanee, GA	634	79,700	24.9%	4,595,866	8/2005

Subtotal/Weighted Average — Placed into Service	8,787	1,009,462	57.8%	$76,718,456

Under Development:
Jacksonville IV, FL	—	82,500		6,837,500	3/2006
Sarasota II, FL	—	80,000		6,100,000	10/2006

Subtotal — Under Development		162,500		12,937,500

Total	8,787	1,171,962	57.8%	$89,655,956

(1)	Represents occupied square feet divided by total rentable square feet, as of December 31, 2005.

(2)	Represents either the date of acquisition by Rising Tide Development, if the facility is already placed in service, or the projected opening date, if the facility is under development.